Finance Income (Expense), Net (Details) - Schedule of Components of Finance Expense Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Components of Finance Expense Income [Abstract]
Interest income	$ 506	$ 222	$ 24
Bank commisions	(14)	(16)	(18)
Exchange rate fluctuations and others	58	(54)	59
short-term investment revaluation	11	(229)	162
Total financial income (expenses), net	$ 561	$ (77)	$ 227